FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                           Date of Report
                   (Date of earliest event reported)
                          August 31, 1999

                       US Airways Group, Inc.
                 (Commission file number:  1-8444)

                                and

                         US Airways, Inc.
                  (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



         Delaware             US Airways, Group Inc.    54-1194634
 (State of incorporation      US Airways, Inc.          53-0218143
   of both registrants)      (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                         US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



 Item 7.  Financial Statements and Exhibits

      (a) Not applicable
      (b) Not applicable
      (c) Exhibits.  See exhibit list below.

      The following documents are being filed as Exhibits in connection with, and incorporated by reference into, US Airways, Inc.'s and US Airways Group, Inc.'s Registration Statement on Form S-3 (Registration No. 333-79825). The Registration Statement and the Prospectus Supplement, dated August 24, 1999 to the Prospectus, dated July 30, 1999, relate to the offering by US Airways, Inc. of Pass Through Certificates, Series 1999-1.


 Reg. No.
 333-79825
 Exhibit No.      Document
------------      --------

 4(a)(i) Pass Through Trust Agreement, dated July 30, 1999, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, US Airways, Inc. and US Airways Group, Inc.+

 4(a)(ii) Pass Through Trust Supplement No. 1999-1A, dated August 31, 1999, between State Street Bank and Trust Company of
             Connecticut, National Association, as Pass Through Trustee, and US Airways, Inc.+

 4(a)(iii)   Pass Through Trust Supplement No. 1999-1B, dated August 31,
             1999, between State Street Bank and Trust Company of
             Connecticut, National Association, as Pass Through Trustee, and US Airways, Inc.+

 4(a)(iv) Deposit Agreement (Class A), dated August 31, 1999, between First Security Bank, National Association, as Escrow Agent, and ABN AMRO Bank, N.V., as Class A Depositary+

 4(a)(v) Deposit Agreement (Class B), dated August 31, 1999, between First Security Bank, National Association, as Escrow Agent, and ABN AMRO Bank, N.V., as Class B Depositary+

 4(a)(vi) Revolving Credit Agreement (Class A), dated August 31, 1999, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and AIG Matched Funding Corp., as Liquidity Provider+

 4(a)(vii)   Revolving Credit Agreement (Class B), dated August 31, 1999, between State Street Bank and Trust Company of Connecticut,
             National Association, as Subordination Agent, and AIG Matched
             Funding Corp., as Liquidity Provider+

 4(a)(viii)  Revolving Credit Agreement (Class C), dated August 31, 1999, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and AIG Matched Funding Corp., as Liquidity Provider+

 4(a)(ix) Intercreditor Agreement, dated August 31, 1999, among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and as Subordination Agent, and AIG Matched Funding Corp., as Liquidity Provider+

 4(a)(x) Escrow and Paying Agent Agreement (Class A), dated August 31, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, and State Street Bank and Trust Company of Connecticut, National Association, as Class A Trustee and as Paying Agent+

 4(a)(xi) Escrow and Paying Agent Agreement (Class B), dated August 31, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, and State Street Bank and Trust Company of Connecticut, National Association, as Class B Trustee and as Paying Agent+

 4(a)(xii)   Note Purchase Agreement, dated August 31, 1999, among US
             Airways, Inc., State Street Bank and Trust Company of
             Connecticut, National Association, as Pass Through Trustee,
             Subordination Agent, and as Paying Agent, and First Security
             Bank, National Association, as Escrow Agent+

 4(a)(xiii)  Exhibit A-1 to Note Purchase Agreement -- Form of Leased
             Aircraft Participation Agreement+

 4(a)(xiv)   Exhibit A-2-1 to Note Purchase Agreement Form of Basic Lease+

 4(a)(xv) Exhibit A-2-2 to Note Purchase Agreement Form of Deferred Equity/Prepaid-Deferred Rent Lease+

 4(a)(xvi)   Exhibit A-3 to Note Purchase Agreement Form of Leased Aircraft
             Indenture+

 4(a)(xvii)  Exhibit A-4 to Note Purchase Agreement Form of Aircraft
             Purchase Agreement Assignment+

 4(a)(xviii) Exhibit A-5 to Note Purchase Agreement Form of Leased Aircraft
             Trust Agreement+

 4(a)(xix)   Exhibit A-6 to Note Purchase Agreement Form of Leased Aircraft
             French Pledge Agreement+

 4(a)(xx) Exhibit C-1 to Note Purchase Agreement -- Form of Owned Aircraft Participation Agreement+

 4(a)(xxi)   Exhibit C-2 to Note Purchase Agreement Form of Owned Aircraft
             Indenture+

 4(a)(xxii)  Exhibit C-3 to Note Purchase Agreement Form of Owned Aircraft
             Purchase Agreement Assignment+

 4(a)(xxiii) Exhibit C-4 to Note Purchase Agreement Form of Owned Aircraft
             French Pledge Agreement+

 4(a)(xxiv)  Class A Global Certificates+

 4(a)(xxv)   Class B Global Certificate+

 5(a)(i)     Opinion of Skadden, Arps, Slate Meagher & Flom (Illinois)+

 5(a)(ii)    Opinion of Skadden, Arps, Slate Meagher & Flom, LLP+



 +    Filed herewith.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                               US Airways Group, Inc. (REGISTRANT)


 Date:  September 3, 1999      By: /s/ Anita P. Beier
                                  -----------------------
                                  Anita P. Beier
                                  Vice President and Controller
                                  (Chief Accounting Officer)


                               US Airways, Inc. (REGISTRANT)


 Date:  September 3, 1999      By: /s/ Anita P. Beier
                                  -----------------------
                                  Anita P. Beier
                                  Vice President and Controller
                                  (Chief Accounting Officer)